Janus Detroit Street Trust

Janus Henderson AAA CLO ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Short Duration Income ETF

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

The Long-Term Care ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 17, 2021

to the Currently Effective Statements of Additional Information

The Funds’ Statements of Additional Information are supplemented as indicated below.

1.

The first and second paragraphs of “Custodian, Transfer Agent, and Certain Affiliations” section of the Funds’ Statements of Additional Information are deleted in their entirety and replaced with the following:

Effective June 14, 2021, J.P. Morgan Chase Bank, N.A. replaced State Street Bank and Trust (“State Street”) as the Custodian, Transfer Agent and Sub-Administrator for the Fund.

J.P. Morgan Chase Bank, N.A. (“JP Morgan” or the “Custodian”), 4 Chase MetroTech Center, Brooklyn, New York 11245 is the custodian of the domestic securities and cash of the Fund. JP Morgan is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to JP Morgan certain responsibilities for such assets, as permitted by Rule 17f-5. JP Morgan and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. JP Morgan also serves as transfer agent for the shares of the Fund (“Transfer Agent”).

JP Morgan also provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an Agreement with Janus Capital, on behalf of the Fund. Janus Capital may cancel this Agreement at any time with 90 days’ notice. As compensation for such services, Janus Capital pays JP Morgan a fee based on a percentage of the Fund’s assets, and a minimum flat fee, per Fund. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator.

2.	The fourth paragraph of “Custodian, Transfer Agent, and Certain Affiliations” section of the Funds’ Statements of Additional Information is deleted in its entirety and replaced with the following:

Pursuant to agreements with the Fund, J.P. Morgan Securities LLC, an affiliate of JP Morgan, may execute portfolio transactions for the Fund, including but not limited to, in connection with cash in lieu transactions (as described under Fund Deposit and Redemption of Creation Units).

Please retain this Supplement with your records.

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